EXHIBIT 99.2


                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)


I, David Kreinberg, as Chief Financial Officer of Comverse Technology, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  June 13, 2003


                                   /s/ David Kreinberg*
                                   -------------------------------------
                                   David Kreinberg
                                   Chief Financial Officer


*A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.